[PRUDENTIAL LOGO]                                                   Exhibit 4(a)

 Pruco Life Insurance Company of New Jersey,       STRATEGIC PARTNERS SELECT(SM)
a Prudential company                                VARIABLE ANNUITY APPLICATION
                                                       Flexible Payment Variable
                                                                Deferred Annuity
--------------------------------------------------------------------------------

[?]              On these pages, I, you, and your refer to the contract owner.
                 We, us, and our refer to Pruco Life Insurance Company of New Jersey, a Prudential company.

--------------------------------------------------------------------------------
[1] CONTRACT     Contract number (if any) 123456789
    OWNER
    INFORMATION  [X] Individual [ ] Corporation [ ] UGMA/UTMA [ ] Other

                 TRUST: [ ] Grantor [ ] Revocable [ ] Irrevocable

                 TRUST DATE (mo., day, year)
                                             -- -- ----
                 Name of owner (first, middle initial, last name)
                 John Doe
                 ---------------------------------------------------------------
                 Street                                          Apt.
                 123 Main Street
                 ---------------------------------------------   ---------------

                 City                        State             ZIP code
                 ANYTOWN                     NJ                07101-0000
                 -------------------------   ---               -----------------

                 Social Security number/TIN
                 123456789
                 ------------------------------

                 Date of birth (mo., day, year)
                 04251948
                 ------------------------------

                 Telephone number
                 888 555-5555
                 ------------------------------

                 [ ] Female   [x] U.S. citizen

                 [X] Male     [ ] Resident alien

                 [ ] I am not a U.S. citizen or resident alien. I am a citizen of:

                     -----------------------------------------------------------

                 If a corporation or trust is indicated above, please check the following as it applies.

                 [ ] Tax-exempt entity under IRS Code 501

                 [ ] Trust acting as agent for an individual under IRS
                     Code 72(u)
--------------------------------------------------------------------------------
[2] JOINT        Name of joint owner (first, middle initial, last name)
    OWNER        Mary Doe
    INFORMATION  ---------------------------------------------------------------
    (if any)
    Do not       Street (Leave address blank if same as owner.)
    complete if
    you are      ---------------------------------------------------------------
    opening
    an IRA.      City                        State             ZIP code

                 -------------------------   ---               -----------------

                 Social Security number/TIN
                 987654321
                 ------------------------------

                 Date of birth (mo., day, year)
                 05141950
                 ------------------------------

                 Telephone number
                 888 555-5555
                 ------------------------------

                 [X] Female   [X] U.S. citizen

                 [ ] Male     [ ] Resident alien

                 [ ] I am not a U.S. citizen or resident alien. I am a citizen of:

                     -----------------------------------------------------------
--------------------------------------------------------------------------------
[3] ANNUITANT    This section must be completed only if the annuitant is not the
    INFORMATION  owner or if the owner is a trust or a corporation.
    (if
    different    Name of annuitant (first, middle initial, last name)
    than the
    owner)       ---------------------------------------------------------------

                 Street (Leave address blank if same as owner.)  Apt.

                 ---------------------------------------------   ---------------

                 City                        State             ZIP code

                 -------------------------   ---               -----------------

                 Social Security number/TIN

                 ------------------------------

                 Date of birth (mo., day, year)

                 ------------------------------

                 Telephone number

                 ------------------------------

                 [ ] Female   [ ] U.S. citizen

                 [ ] Male     [ ] Resident alien

                 [ ] I am not a U.S. citizen or resident alien. I am a citizen of:

                     -----------------------------------------------------------
--------------------------------------------------------------------------------
PRUCO CORPORATE OFFICE: Pruco Life Insurance Company of New Jersey, Newark,
                        NJ 07102

[ORD 99669 NEW YORK]              Page 1 of 6                         Ed. 5/2001

--------------------------------------------------------------------------------
|1| CO-ANNUITANT   Name of co-annuitant (first, middle initial, last name)
    INFORMATION
(if any)
Do not       |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
complete if  Social Security number/TIN  Date of birth (mo., day, year)
you are      |_|_|_|_|_|_|_|_|_|         |_|_| |_|_| |_|_|_|_|
opening      Telephone number
an IRA.      |_|_|_| |_|_|_|-|_|_|_|_|
             [ ] Female [ ] U.S. citizen
             [ ] Male   [ ] Resident alien
             [ ] I am not a U.S. citizen or resident alien. I am a citizen of
                 |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|

--------------------------------------------------------------------------------
|2| BENEFICIARY    [X] PRIMARY CLASS
    INFORMATION    Name of beneficiary (first, middle initial, last name)
(Please add        If trust, include name of trust and trustee's name.
additional   |M|A|R|Y|_|D|O|E|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
benefi-      TRUST: [ ] Revocable [ ]Irrevocable
ciaries in   Trust date (mo., day, year) |_|_| |_|_| |_|_|_|_|
section 15.)
             Beneficiary's relationship to annuitant
             |S|P|O|U|S|E|_|_|_|_|_|_|_|_|_|

             CHECK ONLY ONE: [ ] Primary class  [ ] Secondary class

             Name of beneficiary (first, middle initial, last name)
             If trust, include name of trust and trustee's name.
             |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|

             TRUST: [ ] Revocable  [ ] Irrevocable
             Trust date (mo., day, year) |_|_| |_|_| |_|_|_|_|

             Beneficiary's relationship to annuitant
             |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|

--------------------------------------------------------------------------------
|3| TYPE OF  PLAN TYPE. Check only one:
    PLAN AND
    SOURCE   [X] Non-qualified     [ ] Traditional IRA
    OF       -------------------------------------------------------------------
    FUNDS
    (minimum SOURCE OF FUNDS. Check all that apply:
    of
    $10,000) [X] Total amount of the check(s) included with this application. (Make checks payable to Prudential.)
                 $|_|_|, |_|1|0|, |0|0|0|.|0|0|

             [ ] IRA Rollover
                 $|_|_|, |_|_|_|, |_|_|_|,  _|_|_|

             If Traditional IRA, new contribution(s) for the current and/or previous year, complete the following:
             $|_|_|, |_|_|_|.|_|_| Year |_|_|_|_|

             $|_|_|, |_|_|_|.|_|_| Year |_|_|_|_|

             [ ] 1035 Exchange (non-qualified only), estimated amount:
                 $|_|_|, |_|_|_|,|_|_|_|.|_|_|

             [ ] IRA Transfer (qualified), estimated amount:
                 $|_|_|, |_|_|_|,|_|_|_|.|_|_|

             [ ] Direct Rollover (qualified), estimated amount:
                 $|_|_|, |_|_|_|,|_|_|_|.|_|_|

--------------------------------------------------------------------------------
[ORD 99669 NEW YORK]              Page 2 of 6                         Ed. 5/2001

--------------------------------------------------------------------------------
/7/ PURCHASE        Please write in the percentage of your payment that you want
    PAYMENT         to allocate to the following options. The total must equal
    ALLOCATION(S)   100 percent. IF CHANGES ARE MADE TO THE ALLOCATIONS LISTED
                    BELOW, THE APPLICANT MUST INITIAL THE CHANGES.

                                                  OPTION                                                                OPTION
 INTEREST RATE OPTIONS                            CODES       %      VARIABLE INVESTMENT OPTIONS (continued)            CODES    %
------------------------------------------------------------------------------------------------------------------------------------
[1 Year Fixed-Rate Option                         1YRFXD             SP Davis Value Portfolio                           VALUE
------------------------------------------------------------------------------------------------------------------------------------
 7 Year Market Value Adjustment Option            7YRMVA             SP Deutsche International Equity Portfolio         DEUEQ
------------------------------------------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS                                         SP Growth Asset Allocation Portfolio               GRWAL
------------------------------------------------------------------------------------------------------------------------------------
 Prudential Global Portfolio                      GLEQ      50       SP INVESCO Small Company Growth Portfolio          VIFSG
------------------------------------------------------------------------------------------------------------------------------------
 Prudential Jennison Portfolio                    GROWTH    50       SP Jennison International Growth Portfolio         JENIN
------------------------------------------------------------------------------------------------------------------------------------
 Prudential Money Market Portfolio                MMKT               SP Large Cap Value Portfolio                       LRCAP
------------------------------------------------------------------------------------------------------------------------------------
 Prudential Stock Index Portfolio                 STIX               SP MFS Capital Opportunities Portfolio             MFSCO
------------------------------------------------------------------------------------------------------------------------------------
 SP Aggressive Growth Asset Allocation Portfolio  AGGGW              SP MFS Mid Cap Growth Portfolio                    MFSMC
------------------------------------------------------------------------------------------------------------------------------------
 SP AIM Aggressive Growth Portfolio               AIMAG              SP PIMCO High Yield Portfolio                      HIHLD
------------------------------------------------------------------------------------------------------------------------------------
 SP AIM Growth and Income Portfolio               AIMGI              SP PIMCO Total Return Portfolio                    RETRN
------------------------------------------------------------------------------------------------------------------------------------
 SP Alliance Large Cap Growth Portfolio           LARCP              SP Prudential U.S. Emerging Growth Portfolio       EMRGW
------------------------------------------------------------------------------------------------------------------------------------
 SP Alliance Technology Portfolio                 ALLTC              SP Small/Mid Cap Value Portfolio                   SMDVL
------------------------------------------------------------------------------------------------------------------------------------
 SP Balanced Asset Allocation Portfolio           BALAN              SP Strategic Partners Focus Growth Portfolio       STRPR
------------------------------------------------------------------------------------------------------------------------------------
 SP Conservative Asset Allocation Portfolio       CONSB              Janus Aspen Series Growth Portfolio-Service Shares JANSR      ]
------------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL                                                     100%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
/8/ DOLLAR COST / / DOLLAR COST AVERAGING: I authorize Prudential to
    AVERAGING       automatically transfer funds as indicated below:
    PROGRAM
                    TRANSFER FROM: (You cannot transfer from the 7 Year Market
                    Value Adjustment Option.)
                    Option Code:        $  ,   ,   .   or    %

                    TRANSFER FREQUENCY: / / Annually / / Semiannually
                                        / / Quarterly / / Monthly

                    TRANSFER TO: (You cannot transfer to the Interest Rate
                                  Options.) The total of the two columns must equal 100 percent.

                    OPTION CODE    PERCENT      OPTION CODE    PERCENT

                                       %                           %
                                       %                           %
                                       %                           %

I understand that the transfer will continue until: (1) I terminate the program; (2) the funds in the account from which money is being transferred are exhausted; or (3) the funds in the account fall below the required minimum. I also understand that the Dollar Cost Averaging (DCA) programs are described in and subject to the rules and restrictions contained in the prospectus.

--------------------------------------------------------------------------------
--------------------                   Page 3 of 6                    ed. 5/2001
 ORD 99669 New York
--------------------

________________________________________________________________________________

9   AUTO-              [ ] AUTO-REBALANCING: I want to maintain my allocation
    REBALANCING            percentages. Please have my portfolio mix
                           automatically adjusted as allocated in section 7 under my variable investment options.

                           Adjust my portfolio:  [ ] Annually   [ ] Semiannually
                                                 [ ] Quarterly  [ ] Monthly

                           Please specify the start date if different than the
                           contract date:    ---------
                                             month day year
________________________________________________________________________________
10  AUTOMATED          [ ] AUTOMATED WITHDRAWAL: I would like to elect automatic
    WITHDRAWALS            withdrawals from my annuity contract.

                           Automated withdrawals can be made monthly, quarterly, semiannually, or annually. The amount of each withdrawal must be at least $100. You must complete the Request for Partial or Automated Withdrawal form (ORD 78276) in order to specify start date, frequency, and amount of withdrawals.

                           NOTE: AUTOMATIC WITHDRAWALS CANNOT BE USED TO
                           CONTINUE THE CONTRACT BEYOND THE MATURITY DATE. ON
                           THE MATURITY DATE THE CONTRACT MUST ANNUITIZE.
________________________________________________________________________________
11  AGGREGATION        [ ] I have purchased another non-qualified annuity from
    (non-qualified         Prudential or an affiliated company this calendar
    annuities only)        year.
                           Contract number -----------------
________________________________________________________________________________
12  REPLACEMENT        THIS SECTION MUST BE COMPLETED.
    (Please enter
    additional         Will the proposed annuity contract replace any existing
    comments in        insurance policy(ies) or annuity contract(s)?
    section 15.)       [ ] Yes   [X] No

                       If "Yes," provide the following information for each policy or contract and attach all applicable Prudential disclosure and state replacement forms.

                       Company name --------------------------------------------

                       Policy or contract number   Year of issue (mo, day, year)
                       -------------------------   -----------------------------

                       Name of plan (if applicable)
                       ----------------------------

                       THIS QUESTION MUST BE COMPLETED BY THE REPRESENTATIVE.

                       Do you have, from any source, facts that any person
                       named as the owner or joint owner above is replacing or
                       changing any current insurance or annuity in any
                       company?
                       [ ] Yes   [X] No
________________________________________________________________________________
13  SIGNATURE(S)       If applying for an IRA, I acknowledge receiving an IRA
                       disclosure statement and understand that I will be given a financial disclosure statement with the contract. I understand that tax deferral is provided by the IRA, and acknowledge that I am purchasing this contract for its features other than tax deferral, including the lifetime income payout option, the Death Benefit protection, the ability to transfer among investment options without sales or withdrawal charges, and other features as described in the prospectus.

                       No representative can make or change a contract or waive any of the rights.

                       I believe that this contract meets my needs and financial objectives. Furthermore, I (1) understand that any amount of purchase payments allocated to a variable investment option will reflect the investment experience of that option and, therefore, annuity payments and surrender values may vary and are not guaranteed as to a fixed dollar amount, and (2) acknowledge receipt of the current prospectus for this contract and the variable investment options.
                                                                     (continued)
________________________________________________________________________________

ORD 99669 New York               Page 4 of 6                          Ed. 5/2001

SIGNATURE(S)  [ ] If this contract has a joint owner, please check this box to
(continued)       authorize Prudential to act on the instruction(s) of either the owner or joint owner with regard to transactions under the contract.

              [ ] If this application is being signed at the time the contract is delivered, I acknowledge receipt of the contract.

              [ ] Check here to request a Statement of Additional Information.

              MINIMUM DISTRIBUTION UNDER AN IRA: IF YOU HAVE NOT MET THE REQUIRED MINIMUM DISTRIBUTION FOR THE YEAR IN WHICH THE FUNDS ARE PAID TO PRUDENTIAL:

              I understand it is my responsibility to remove the minimum distribution from the purchase payment prior to sending money to Prudential with this application. Unless we are notified otherwise, Prudential will assume that the owner is satisfied with the required minimum distributions from other IRA funds.

              By signing this form, the trustee(s)/officer(s) hereby represents that the trustee(s)/officer(s) possess(es) the authority, on behalf of the non-natural person, to purchase the annuity contract and to exercise all rights of ownership and control over the contract, including the right to make purchase payments to the contract.

              I understand that any amount of purchase payments allocated to the MVA option may increase or decrease due to such adjustment prior to the maturity of the interest cell.

              OWNER'S TAX CERTIFICATION

              ------------------------------------------------------------------
              Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct taxpayer identification number, I HAVE/HAVE NOT (circle one) been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.
              ------------------------------------------------------------------

                   THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR
                       CONSENT TO ANY PROVISION OF THIS DOCUMENT
                         OTHER THAN THE CERTIFICATIONS REQUIRED
                               TO AVOID BACKUP WITHHOLDING.

              ------------------------------------------------------------------


              We must have both the owner's and annuitant's signatures even if this contract is owned by a trust, corporation, or other entity. If the annuitant is a minor, please provide the signature of a legal guardian or custodian.

              I hereby certify that all the information contained in this application is complete and true to the best of my knowledge.


              X /s/ John Doe                                   05    04   2001
                ---------------------------------------        --    --   ----
                Contract owner's signature and date          month  day   year


              X /s/ Mary Doe                                   05    04   2001
                ---------------------------------------        --    --   ----
                Joint owner's signature (if applicable)      month  day   year
                   and date


              X /s/ John Doe                                   05    04   2001
                ---------------------------------------        --    --   ----
                Annuitant's signature (if applicable)        month  day   year
                    and date


              X
                ---------------------------------------        --    --   ----
                Co-annuitant's signature (if applicable)     month  day   year
                    and date


                /s/ Anytown, N.J.
                ---------------------------------------
                Signed at (city, state)


--------------------------------------------------------------------------------

ORD 99669 New York               Page 5 of 6                          Ed. 5/2001

================================================================================
14 REPRESEN-    Commission Option (For Retail Distribution only. Choose only
   TATIVE'S     one.):
   SIGNATURE(S)
                1. [ ] No Trail   2. [ ] Mid Trail   3. [ ] High Trail

                Note: If an option is not selected, the default option will be Option 3.

                This application is submitted in the belief that the purchase of this contract is appropriate for the applicant based on the information provided and as reviewed with the applicant. Reasonable inquiry has been made of the owner concerning the owner's overall financial situation, needs, and investment objectives.

                The representative hereby certifies that all information contained in this application is true to the best of his or her knowledge.

                  /s/ Richard Roe                                 123456789
                  -------------------------------------------   ----------------
                  Representative's name (Please print)          Rep's contract/
                                                                    FA number

                X /s/ Richard Roe                                 05 04 2001
                  -------------------------------------------   ----------------
                  Representative's signature and date           month day year


                  -------------------------------------------   ----------------
                  Second representative's name (Please print)   Rep's contract/
                                                                    FA number

                X
                  -------------------------------------------   ---------------
                  Second representative's signature and date    month day year


                  /s/ Sunnytown - SNTN                           888 555-5555
                  -------------------------------------------   ----------------
                  Branch/field office name and code             Representative's
                                                                telephone number

================================================================================
15 ADDITIONAL
   REMARKS
              ------------------------------------------------------------------

              ------------------------------------------------------------------

              ------------------------------------------------------------------

              ------------------------------------------------------------------

              ------------------------------------------------------------------

              ------------------------------------------------------------------

              ------------------------------------------------------------------

              ------------------------------------------------------------------

================================================================================
              STANDARD    PRUDENTIAL ANNUITY SERVICE CENTER
              MAIL TO:    PO BOX 7590
                          PHILADELPHIA, PA 19101

              OVERNIGHT   PRUDENTIAL ANNUITY SERVICE CENTER
              MAIL TO:    2101 WELSH ROAD
                          DRESHER, PA 19025

              If you have any questions, please call the Prudential Annuity Service Center at (888) 778-2888, Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern time.

================================================================================
ORD 99669 New York                  Page 6 of 6                       Ed. 5/2001

[PRUDENTIAL LOGO]  PRUDENTIAL                      STRATEGIC PARTNERS SELECT(SM)
                   Pruco Life Insurance            VARIABLE ANNUITY APPLICATION
                   Company of New Jersey,          Flexible Payment Variable
                   a Prudential company            Deferred Annuity
--------------------------------------------------------------------------------
                   On these pages, I, you, and your refer to the contract owner.
                   We, us, and our refer to Pruco Life Insurance Company of New
                   Jersey, a Prudential company.
--------------------------------------------------------------------------------
1  CONTRACT        Contract number (if any)  123456789
   OWNER           [X] Individual   [ ] Corporation   [ ] UGMA/UTMA  [ ] Other
   INFORMATION     TRUST: [ ] Grantor   [ ] Revocable  [ ] Irrevocable
                   TRUST DATE (mo., day, year)
                                               --------------------

                   Name of owner (first, middle initial, last name)
                   JOHN DOE
                   -------------------------------------------------------------

                   Street                                  Apt.
                   123 MAIN STREET
                   -------------------------------------------------------------

                   City          State     ZIP code
                   ANYTOWN       NY        07101-0000
                   ------------ ---------  --------------

                   Social Security number/TIN   Date of birth (mo., day, year)
                   123456789                    04 25 1948
                   --------------------------   --------------------------------

                   Telephone number
                   888 555-5555
                   --------------------------

                   [ ] Female    [X] U.S. citizen     [ ] I am not a U.S.
                   [X] Male      [ ] Resident alien       citizen or resident
                                                          alien. I am a citizen
                                                          of

                                                          ----------------------

                   If a corporation or trust is indicated above, please check the following as it applies.
                   [ ] Tax-exempt entity under IRS Code 501
                   [ ] Trust acting as agent for an individual under IRS
                       Code 72(u)

--------------------------------------------------------------------------------
2  JOINT           Name of joint owner (first, middle initial, last name)
   OWNER           MARY DOE
   INFORMATION     -------------------------------------------------------------
   (if any)
   Do not          Street (Leave address blank if same as owner.)       Apt.
   complete if
   you are         -------------------------------------------------------------
   opening
   an IRA.         City         State      ZIP code

                   ------------ ---------  --------------

                   Social Security number/TIN   Date of birth (mo., day, year)
                   987654321                    05 17 1950
                   --------------------------   --------------------------------

                   Telephone number
                   888 555-5555
                   --------------------------

                   [X] Female    [X] U.S. citizen     [ ] I am not a U.S.
                   [ ] Male      [ ] Resident alien       citizen or resident
                                                          alien. I am a citizen
                                                          of

                                                          ----------------------

--------------------------------------------------------------------------------
3  ANNUITANT       This section must be completed only if the annuitant is not
   INFORMATION     the owner or if the owner is a trust or a corporation.
   (if different
   than the        Name of annuitant (first, middle initial, last name)
   owner)
                   -------------------------------------------------------------

                   Street (Leave address blank if same as owner.)         Apt.

                   -------------------------------------------------------------
                   City         State      ZIP code

                   ------------ ---------  --------------

                   Social Security number/TIN   Date of birth (mo., day, year)

                   --------------------------   --------------------------------

                   Telephone number

                   --------------------------

                   [ ] Female    [ ] U.S. citizen     [ ] I am not a U.S.
                   [ ] Male      [ ] Resident alien       citizen or resident
                                                          alien. I am a citizen
                                                          of

                                                          ----------------------

--------------------------------------------------------------------------------
Pruco Corporate Office: Pruco Life Insurance Company of New Jersey,
Newark NJ 07102

ORD 99669 New York - Third Party        Page 1 of 6      Ed. 5/2001  Third Party

--------------------------------------------------------------------------------
/4/ CO-ANNUITANT    Name of co-annuitant (first, middle initial, last name)
    INFORMATION
    (if any)        ------------------------------------------------------------
    Do not
    complete if     Social Security number/TIN  Date of birth (mo., day, year)
    you are
    opening an      --------------------------  -- -- ----
    IRA.             Telephone Number
                     --- --------

                    / / Female     / / U.S. citizen
                    / / Male       / / Resident alien
                    / / I am not a U.S. citizen or resident alien.
                        I am a citizen of
                        --------------------------------------------------------
--------------------------------------------------------------------------------
/5/ BENEFICIARY     /X/ PRIMARY CLASS
    INFORMATION     Name of beneficiary (first, middle initial, last name).
    (Please add     If trust, include name of trust and trustee's name.
    additional      Mary Doe
    beneficiaries   ------------------------------------------------------------
    in section 15.) TRUST: / / Revocable / / Irrevocable
                           Trust date (mo., day, year)
                                                       -- -- ----
                    Beneficiary's relationship to annuitant SPOUSE
                                                            --------------------
                    CHECK ONLY ONE: / / Primary class / / Secondary class

                    Name of beneficiary (first, middle initial, last name). If trust, include name of trust and trustee's name.

                    ------------------------------------------------------------

                    TRUST: / / Revocable / / Irrevocable
                           Trust date (mo., day, year)
                                                       -- -- ----
                    Beneficiary's relationship to annuitant
                                                            --------------------
--------------------------------------------------------------------------------
/6/ TYPE OF PLAN    PLAN TYPE. Check only one:
    AND SOURCE OF   /X/ Non-qualified / / Traditional IRA
    FUNDS
    (minimum of     ------------------------------------------------------------
    $10,000)
                    SOURCE OF FUNDS. Check all that apply:

                    /X/ Total amount of the check(s) included with this application. (Make checks payable to
                    Prudential.)                                  $    10,000.00
                                                                  -- ,--- --- --
                    / / IRA Rollover                              $  ,   ,   .
                                                                   -- --- --- --
                    If Traditional IRA, new contribution(s) for the current and/or previous year, complete the following:

                    $ ,   .   Year           $ ,   .   Year
                     - --- --      ----       - --- --      ----

                    / / 1035 Exchange (non-qualified only),
                        estimated amount:                          $  ,   ,   .
                                                                   -- --- --- --
                    / / IRA Transfer (qualified),
                        estimated amount:                          $  ,   ,   .
                                                                   -- --- --- --
                    / / Direct Rollover (qualified),
                        estimated amount:                          $  ,   ,   .
                                                                   -- --- --- --

--------------------------------------------------------------------------------
----------------------------------   Page 2 of 6          Ed. 5/2001 Third Party
 ORD 99669 New York - Third Party
----------------------------------

________________________________________________________________________________
7   PURCHASE          Please write in the percentage of your payment that you
    PAYMENT           want to allocate to the following options. The total must
    ALLOCATION(S)     equal 100 percent. IF CHANGES ARE MADE TO THE ALLOCATIONS
                      LISTED BELOW, THE APPLICANT MUST INITIAL THE CHANGES.

                                              OPTION                                                                 OPTION
INTEREST-RATE OPTIONS                         CODES        %     VARIABLE INVESTMENT OPTIONS (continued)              CODES     %
---------------------                         -----       ---    ---------------------------------------             -------   ---
1 Year Fixed-Rate Option                      1YRFXD             SP Davis Value Portfolio                               VALUE

7 Year Market Value Adjustment Option         7YRMVA             SP Deutsche International Equity Portfolio             DEUEQ

VARIABLE INVESTMENT OPTIONS                                      SP Growth Asset Allocation Portfolio                   GRWAL

Prudential Global Portfolio                   GLEQ        50     SP INVESCO Small Company Growth Portfolio              VIFSG

Prudential Jennison Portfolio                 GROWTH      50     SP Jennison International Growth Portfolio             JENIN

Prudential Money Market Portfolio             MMKT               SP Large Cap Value Portfolio                           LRCAP

Prudential Stock Index Portfolio              STIX               SP MFS Capital Opportunities Portfolio                 MFSCO

SP Aggressive Growth Asset Allocation
     Portfolio                                AGGGW              SP MFS Mid Cap Growth Portfolio                        MFSMC

SP AIM Aggressive Growth Portfolio            AIMAG              SP PIMCO High Yield Portfolio                          HIHLD

SP AIM Growth and Income Portfolio            AIMGI              SP PIMCO Total Return Portfolio                        RETRN

SP Alliance Large Cap Growth Portfolio        LARCP              SP Prudential U.S. Emerging Growth Portfolio           EMRGW

SP Alliance Technology Portfolio              ALLTC              SP Small/Mid Cap Value Portfolio                       SMDVL

SP Balanced Asset Allocation Portfolio        BALAN              SP Strategic Partners Focus Growth Portfolio           STRPR

SP Conservative Asset Allocation Portfolio    CONSB              Janus Aspen Series Growth Portfolio-Service Shares     JANSR

                                                                 TOTAL                                                          100%

________________________________________________________________________________
8   DOLLAR COST       [ ] DOLLAR COST AVERAGING: I authorize Prudential to
    AVERAGING             automatically transfer funds as indicated below.
    PROGRAM               TRANSFER FROM: (You cannot transfer from the 7 Year
                          Market Value Adjustment Option.)

                        Option code: ------  $--,---,---.-- or ----%
                          TRANSFER FREQUENCY:  [ ] Annually   [ ] Semiannually
                                               [ ] Quarterly  [ ] Monthly
                          TRANSFER TO: (You cannot transfer to the Interest Rate Options.)
                          The total of the two columns must equal 100 percent.

                          Option code        Percent        Option code         Percent
                          -----------        -------        -----------         -------
                            ------             ---%           ------              ---%
                            ------             ---%           ------              ---%
                            ------             ---%           ------              ---%

                      I understand that the transfer will continue until: (1) I terminate the program; (2) the funds in the account from which money is being transferred are exhausted; or (3) the funds in the account fall below the required minimum. I also understand that the Dollar Cost Averaging (DCA) programs are described in and subject to the rules and restrictions contained in the prospectus.
________________________________________________________________________________
ORD 99669 NEW YORK - THIRD PARTY       Page 3 of 6        Ed. 5/2001 Third Party

________________________________________________________________________________
9 AUTO-      / / AUTO-REBALANCING: I want to maintain my allocation percentages.
  REBALANCING    Please have my portfolio mix automatically adjusted as
                 allocated in section 7 under my variable investment options.

Adjust my portfolio:  / / Annually  / / Semiannually  / / Quarterly  / / Monthly

Please specify the start date if different than the contract date:
                                                                     --  -- ----
                                                                  month day year
________________________________________________________________________________
10 AUTOMATED    / / AUTOMATED WITHDRAWAL: I would like to elect automatic
   WITHDRAWALS      withdrawals from my annuity contract.

                    Automated withdrawals can be made monthly, quarterly, semiannually, or annually. The amount of each withdrawal must be at least $100. You must complete the Request for Partial or Automated Withdrawal form (P-ORD 78276) in order to specify start date, frequency, and amount of withdrawals.

                    NOTE: AUTOMATIC WITHDRAWALS CANNOT BE USED TO CONTINUE THE
                    CONTRACT BEYOND THE MATURITY DATE. ON THE MATURITY DATE THE
                    CONTRACT MUST ANNUITIZE.
________________________________________________________________________________
11 AGGREGATION      / / I have purchased another non-qualified annuity from
   (non-qualified       Prudential or an affiliated company this calendar year.
   annuities only)

                    Contract number
                                    ---------
________________________________________________________________________________
12 REPLACEMENT      THIS SECTION MUST BE COMPLETED.
   (Please enter
   additional       Will the proposed annuity contract replace any existing
   comments in      insurance policy(ies) or annuity contract(s)?
   section 15.)
                    / / Yes    /X/ No

                    If "Yes," provide the following information for each policy or contract and attach all applicable Prudential disclosure and state replacement forms.

                    Company name

                    -----------------------------------------------------------

Policy or contract number     Year of issue         Name of plan (if applicable)
                              (mo., day, year)

----------------------        -- -- ----            -------------------------

                    THIS QUESTION MUST BE COMPLETED BY THE FINANCIAL
                    PROFESSIONAL.

                    Do you have, from any source, facts that any person named as the owner or joint owner above is replacing or changing any current insurance or annuity in any company?

                    / / Yes    /X/ No
________________________________________________________________________________
13 SIGNATURES       If applying for an IRA, I acknowledge receiving an IRA
                    disclosure statement and understand that I will be given a financial disclosure statement with the contract. I understand that tax deferral is provided by the IRA, and acknowledge that I am purchasing this contract for its features other than tax deferral, including the lifetime income payout option, the Death Benefit protection, the ability to transfer among investment options without sales or withdrawal charges, and other features as described in the prospectus.

                    No representative can make or change a contract or waive any of the rights.

                    I believe that this contract meets my needs and financial objectives. Furthermore, I (1) understand that any amount of purchase payments allocated to a variable investment option will reflect the investment experience of that option and, therefore, annuity payments and surrender values may vary and are not guaranteed as to a fixed dollar amount, and (2) acknowledge receipt of the current prospectus for this contract and the variable investment options.

                                                                     (continued)
________________________________________________________________________________
ORD 99669 New York - Third Party        Page 4 of 6       Ed. 5/2001 Third Party

13

SIGNATURE(S)  [ ] If this contract has a joint owner, please check this box to
(continued)       authorize Prudential to act on the instruction(s) of either the owner or joint owner with regard to transactions under the contract.

              [ ] If this application is being signed at the time the contract is delivered, I acknowledge receipt of the contract.

              [ ] Check here to request a Statement of Additional Information.

              MINIMUM DISTRIBUTION UNDER AN IRA: IF YOU HAVE NOT MET THE REQUIRED MINIMUM DISTRIBUTION FOR THE YEAR IN WHICH THE FUNDS ARE PAID TO PRUDENTIAL:

              I understand it is my responsibility to remove the minimum distribution from the purchase payment prior to sending money to Prudential with this application. Unless we are notified otherwise, Prudential will assume that the owner is satisfied with the required minimum distributions from other IRA funds.

              By signing this form, the trustee(s)/officer(s) hereby represents that the trustee(s)/officer(s) possess(es) the authority, on behalf of the non-natural person, to purchase the annuity contract and to exercise all rights of ownership and control over the contract, including the right to make purchase payments to the contract.

              I understand that any amount of purchase payments allocated to the MVA option may increase or decrease due to such adjustment prior to the maturity of the interest cell.

              OWNER'S TAX CERTIFICATION

              ------------------------------------------------------------------
              Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct taxpayer identification number. I HAVE/HAVE NOT (circle one) been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.
              ------------------------------------------------------------------

                   THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR
                       CONSENT TO ANY PROVISION OF THIS DOCUMENT
                         OTHER THAN THE CERTIFICATIONS REQUIRED
                               TO AVOID BACKUP WITHHOLDING.

              ------------------------------------------------------------------


              We must have both the owner's and annuitant's signatures even if this contract is owned by a trust, corporation, or other entity. If the annuitant is a minor, please provide the signature of a legal guardian or custodian.

              I hereby certify that all the information contained in this application is complete and true to the best of my knowledge.


              X /s/ John Doe                                   05    04   2001
                ---------------------------------------        --    --   ----
                Contract owner's signature and date          month  day   year


              X /s/ Mary Doe                                   05    04   2001
                ---------------------------------------        --    --   ----
                Joint owner's signature (if applicable)      month  day   year
                   and date


              X /s/ John Doe                                   05    04   2001
                ---------------------------------------        --    --   ----
                Annuitant's signature (if applicable)        month  day   year
                    and date


              X
                ---------------------------------------        --    --   ----
                Co-annuitant's signature (if applicable)     month  day   year
                    and date


                /s/ Anytown, N.Y.
                ---------------------------------------
                Signed at (city, state)


--------------------------------------------------------------------------------
ORD 99669 New York -- Third Party                         Ed. 5/2001 Third Party
                                 Page 5 of 6

14 FINANCIAL        Commission Option (Choose only one.):
   PROFESSIONAL'S   1. [ ]No Trail     2. [ ]Mid Trail
   SIGNATURE(S)     3. [ ]High Trail   4. [ ]Levelized

                    Note: If an option is not selected, the default option will be Option 3.

                    This application is submitted in the belief that the purchase of this contract is appropriate for the applicant based on the information provided and as reviewed with the applicant. Reasonable inquiry has been made of the owner concerning the owner's overall financial situation, needs, and investment objectives.

                    The financial professional hereby certifies that all information contained in this application is true to the best of his or her knowledge.



                        RICHARD ROE                      1 2 3 4 5 6 7 8 9
                    -----------------------------------  - - - - - - - - -
                    Financial professional's name        Firm FA contract number
                      (Please print)
                                                         9 8 7 6 5 4 3 2 1
                                                         - - - - - - - - -
                                                         Prudential contract
                                                         number

                    X /s/ Richard Roe                     05     04   2001
                    -----------------------------------  --     --   ----
                    Financial professional's             month  day  year
                      signature and date



                    -----------------------------------  - - - - - - - - -
                    Second financial professional's      Firm FA contract number
                       name(Please print)

                                                         - - - - - - - - -
                                                         Prudential contract
                                                         number

                    X
                    -----------------------------------  --     --   ----
                    Second financial professional's      month  day  year
                      signature and date



                     Sunnytown - SNTN                   8 8 8  5 5 5 - 5 5 5 5
                    ----------------------------------  - - -  - - -   - - - -
                    Branch name and code                Financial professional's
                                                        telephone number


--------------------------------------------------------------------------------

15 ADDITIONAL
   REMARKS
                    -----------------------------------------------------------

                    -----------------------------------------------------------

                    -----------------------------------------------------------

                    -----------------------------------------------------------

                    -----------------------------------------------------------

                    -----------------------------------------------------------


--------------------------------------------------------------------------------

                    STANDARD  PRUDENTIAL ANNUITY SERVICE CENTER
                    MAIL TO:  THIRD PARTY
                              PO BOX 8210
                              PHILADELPHIA, PA 19101


                    OVERNIGHT  PRUDENTIAL ANNUITY SERVICE CENTER
                    MAIL TO:   THIRD PARTY
                               2101 WELSH ROAD
                               DRESHER, PA 19025

                    If you have any questions, please call the Prudential Annuity Service Center at (888) 778-5970 for customers, or
                    (888) 778-5471 for financial professionals, Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern time.

--------------------------------------------------------------------------------
ORD 99669 NEW YORK - THIRD PARTY                          Ed. 5/2001 THIRD PARTY

                                                                              NY

                  MEMORANDUM DESCRIBING THE VARIABLE MATERIAL
                CONTAINED IN APPLICATION FORM ORD 99669-NEW YORK
                       AND ORD 99669-NEW YORK-THIRD PARTY

SECTION 7. PURCHASE PAYMENT ALLOCATION
The allocation options have been bracketed to indicate that they are illustrative, i.e., we may rename, add to, delete from, or substitute other allocation options for those shown in the application.